Exhibit 8.1

SUBSIDIARIES OF METSO CORPORATION

Name	Country of Incorporation	Ownership %

AAF Controle Ambiental Ltda	Brazil	100
Allis Mineral Systems (UK) Ltd	United Kingdom	100
Allis Mineral Systems Inc	United States	100
Allis-Chalmers Ltd	United Kingdom	100
Allodium AB	Sweden	100
Babbitless Co (Great Britain) Ltd	United Kingdom	100
Bothnia P & P Oy	Finland	100
Brahan Millar Ltd	United Kingdom	100
Burleigh Marine International Ltd	United Kingdom	100
Cable Belt Conveyors Pty Ltd	South Africa	100
Charlestown Engineering Ltd	United Kingdom	100
Componenta International (UK) Ltd	United Kingdom	100
Compusystems Oy	Finland	60
Conrad Scholtz Ltd	United Kingdom	100
Construcciones Y Estudios Industriales S.A.	Spain	100
Denver Process Equipment Ltd	United Kingdom	100
Denver UK (Holdings) Ltd	United Kingdom	100
Dorana Vierte Verwaltungs GmbH	Germany	100
Drowsy Sweden Holding AB	Sweden	100
Dynapac (UK) Ltd	United Kingdom	100
E-Metso Oy	Finland	100
Etix (UK) Ltd	United Kingdom	100
Etix SA	France	100
Farros Blatter AG	Switzerland	100
Finbow Oy	Finland	100
Goodwin Barsby Ltd	United Kingdom	100
Inmobiliria Los Retamos Ltda	Chile	80
Jamesbury de Mexico SA de CV	Mexico	100
Jamesbury Shanghai Valve (USA) Inc	United States	100
Kato Cranes (UK) Ltd	United Kingdom	100
Kaukotalo Oy	Finland	100
Kauttuan Automaatio- ja Sähköpalvelu Oy(1)	Finland	100
Kiinteistö Oy Kaarihalli	Finland	100
Kiinteistö Oy Levyhalli	Finland	100
Lindemann (UK) Ltd	United Kingdom	100
Lindemann Recycling Equipment Inc	United States	100
Lolab Verkstad AB	Sweden	100
Loro & Parisini SpA	Italy	100
Max Control Systems Ltd.	United Kingdom	100
Metso – SHI Co. Ltd	Japan	65
Metso (Asia-Pacific) Pte Ltd	Singapore	100
Metso Automation (ANZ) Pty Ltd	Australia	100
Metso Automation (Shanghai) Co. Ltd	P.R. China	100

1

Name	Country of Incorporation	Ownership %

Metso Automation A/S	Norway	100
Metso Automation AB	Sweden	100
Metso Automation BV	The Netherlands	100
Metso Automation Canada Ltd	Canada	100
Metso Automation Chile Ltda	Chile	100
Metso Automation Co Ltd	Thailand	100
Metso Automation de Mexico S.A. de C.V. (2)	Mexico	100
Metso Automation do Brasil Ltda	Brazil	100
Metso Automation Espana SA	Spain	100
Metso Automation FZE (Dubai)	United Arab Emirates	100
Metso Automation GesmbH	Austria	100
Metso Automation GmbH	Germany	100
Metso Automation Holding BV	The Netherlands	100
Metso Automation India Pvt Ltd	India	100
Metso Automation KK	Japan	100
Metso Automation Korea Ltd	South Korea	100
Metso Automation Ltd	United Kingdom	100
Metso Automation Max Controls Inc.	United States	100
Metso Automation Oy	Finland	100
Metso Automation Polska Sp. z o.o.	Poland	100
Metso Automation Portugal, Lda	Portugal	100
Metso Automation Projects Oy	Finland	100
Metso Automation Pte Ltd	Singapore	100
Metso Automation RSA (Pty) Ltd	South Africa	100
Metso Automation S.A.S.	France	100
Metso Automation s.r.o.	Czech Republic	100
Metso Automation SA NV	Belgium	100
Metso Automation SCADA Solutions AG(3)	Switzerland	100
Metso Automation SpA	Italy	100
Metso Automation USA Inc	United States	100
Metso Brazil Indústria e Comércio Ltda	Brazil	100
Metso Canada Ltd	Canada	100
Metso Capital Oy	Finland	100
Metso Captive Insurance Limited	United Kingdom	100
Metso Company USA Business Trust	United States	100
Metso Composites Oy	Finland	100
Metso Concrete SnC	France	100
Metso Construction Equipment AB	Sweden	100
Metso Control CAD Oy	Finland	100
Metso Drives AB	Sweden	100
Metso Drives GmbH	Germany	100
Metso Drives Inc.	United States	100
Metso Drives Ltd	Canada	100
Metso Drives Oy	Finland	100
Metso Dynapac (China) Compaction and Paving Equipment Co. Ltd.	P.R. China	100
Metso Dynapac (France) SnC	France	100

2

Name	Country of Incorporation	Ownership %

Metso Dynapac (Tianjin) International Trading Co. Ltd	P.R. China	100
Metso Dynapac AB	Sweden	100
Metso Dynapac Construction Equipment Ltd	United Kingdom	100
Metso Dynapac GmbH	Germany	100
Metso Dynapac HOES GmbH	Germany	100
Metso Dynapac International AB	Sweden	100
Metso Endress+Hauser Oy	Finland	90
Metso Engineering Oy	Finland	100
Metso Foundries Jyväskylä Oy	Finland	100
Metso Foundries Karlstad AB	Sweden	100
Metso Lindemann GmbH	Germany	100
Metso Lokomo Steels Oy	Finland	100
Metso Minerals (Argentina) S.A.	Argentina	100
Metso Minerals (Asia-Pacific) Pte Ltd	Singapore	100
Metso Minerals (Asia-Pacific) Pty Ltd	Australia	100
Metso Minerals (Australia) Ltd	Australia	100
Metso Minerals (Austria) GmbH	Austria	100
Metso Minerals (Belux) SA	Belgium	100
Metso Minerals (Canada) Ltd	Canada	100
Metso Minerals (Cappagh) Ltd	United Kingdom	100
Metso Minerals (Chile) SA	Chile	100
Metso Minerals (Cisa) SA	France	51
Metso Minerals (Czech Republic) s.r.o.	Czech Republic	100
Metso Minerals (Denmark) A/S	Denmark	100
Metso Minerals (Dordrecht) BV	The Netherlands	100
Metso Minerals (Finland) Oy	Finland	100
Metso Minerals (France) S.A.S	France	99.99
Metso Minerals (Germany) GmbH	Germany	100
Metso Minerals (Ghana) Ltd	Ghana	100
Metso Minerals (Grenoble) SA	France	100
Metso Minerals (Hong Kong) Ltd	Hong Kong	100
Metso Minerals (Hungary) Kft	Hungary	100
Metso Minerals (Irapuato) SA de CV	Mexico	100
Metso Minerals (Italy) SpA	Italy	100
Metso Minerals (Johannesburg) (Pty) Ltd	South Africa	100
Metso Minerals (Ketsch) GmbH	Germany	100
Metso Minerals (Kiruna) AB	Sweden	100
Metso Minerals (Kongsvinger) A/S(4)	Norway	100
Metso Minerals (Lebanon) s.a.r.l.	Lebanon	100
Metso Minerals (Macon) S.A	France	100
Metso Minerals (Malaysia) Sdn Bhd	Malaysia	100
Metso Minerals (Matamata) Ltd	New Zealand	100
Metso Minerals (Mexico) SA de CV	Mexico	100
Metso Minerals (Moers) GmbH	Germany	100
Metso Minerals (Mumbai) Private Ltd	India	100
Metso Minerals (Netherlands) BV	The Netherlands	100

3

Name	Country of Incorporation	Ownership %

Metso Minerals (New Delhi) Private Ltd	India	100
Metso Minerals (New Zealand) Ltd	New Zealand	100
Metso Minerals (Norway) A/S	Norway	100
Metso Minerals (Peru) SA	Peru	100
Metso Minerals (Philippines) Inc.	Philippines	100
Metso Minerals (Poland) Sp. z o.o.	Poland	100
Metso Minerals (Portugal) Lda	Portugal	100
Metso Minerals (Property) GmbH	Germany	100
Metso Minerals (Pyrotherm) Pty Ltd	Australia	100
Metso Minerals (Sala) AB	Sweden	100
Metso Minerals (Singapore) Pte Ltd	Singapore	100
Metso Minerals (Skellefteå) AB	Sweden	100
Metso Minerals (South Africa) Pty Ltd	South Africa	100
Metso Minerals (Sweden) AB	Sweden	100
Metso Minerals (Switzerland) AG	Switzerland	100
Metso Minerals (Tampere) Oy	Finland	100
Metso Minerals (Thailand) Co. Ltd	Thailand	100
Metso Minerals (Tianjin) Co. Ltd	P.R. China	100
Metso Minerals (Tournan) SnC	France	100
Metso Minerals (Trelleborg) AB	Sweden	100
Metso Minerals (Trellex) SA	France	100
Metso Minerals (UK) Ltd	United Kingdom	100
Metso Minerals (Wear Protection) Ltd	Australia	100
Metso Minerals (Yugoslavia) Ltd	Serbia-Montenegro	100
Metso Minerals (Zambia) Ltd	Zambia	100
Metso Minerals (Zimbabwe) PVT Ltd	Zimbabwe	100
Metso Minerals Canada Inc.	Canada	100
Metso Minerals Chilean Holding Co.	Chile	100
Metso Minerals Dis Ticaret Limited Sirketi	Turkey	99.8
Metso Minerals Espana SA	Spain	100
Metso Minerals Europa Holding AB	Sweden	100
Metso Minerals Holding (Germany) GmbH	Germany	100
Metso Minerals Holding AB	Sweden	100
Metso Minerals Holdings Inc	United States	100
Metso Minerals Industries Inc.	United States	100
Metso Minerals International B.V.	The Netherlands	100
Metso Minerals Investment Holdings (SA)(Pty) Ltd	South Africa	100
Metso Minerals Japan Co. Ltd	Japan	100
Metso Minerals Manufacturing Canada Inc	Canada	100
Metso Minerals Middle East (Cyprys) Ltd	Cyprus	100
Metso Minerals Oy	Finland	100
Metso Minerals Pty Ltd	Australia	100
Metso Minerals Reedrill (Australia) Pty Ltd	Australia	100
Metso Minerals Skega Pty Ltd	Australia	100
Metso Minerals Systems AB	Sweden	100
Metso Minerals Vantaa Oy	Finland	100

4

Name	Country of Incorporation	Ownership %

Metso Minerals Vibratechnique SnC	France	100
Metso ND Engineering (Pty) Ltd	South Africa	100
Metso Panelboard AB	Sweden	100
Metso Panelboard GmbH	Germany	100
Metso Panelboard Ltd	New Zealand	100
Metso Panelboard Oy	Finland	100
Metso Paper (ANZ) Pty. Ltd.	Australia	100
Metso Paper (China) Co. Ltd.	P.R. China	100
Metso Paper (Thailand) Co., Ltd	Thailand	100
Metso Paper AG	Switzerland	100
Metso Paper Asesosias Tecnicas S.A.	Chile	100
Metso Paper Brasil Empreendimentos e Participacões Ltda	Brazil	100
Metso Paper Como S.p.A.	Italy	100
Metso Paper Czech Republic s.r.o.	Czech Republic	100
Metso Paper Deutschland GmbH	Germany	100
Metso Paper GesmbH	Austria	100
Metso Paper GmbH	Germany	100
Metso Paper Gorizia S.p.A.	Italy	100
Metso Paper Karlstad AB	Sweden	100
Metso Paper KK.	Japan	100
Metso Paper Korea Inc.	South Korea	100
Metso Paper Limited	United Kingdom	100
Metso Paper Ltd	Canada	100
Metso Paper Oy	Finland	100
Metso Paper Pori Oy	Finland	100
Metso Paper S.A.	Spain	100
Metso Paper S.A.	Chile	100
Metso Paper SAS	France	100
Metso Paper Service (ANZ) Pty. Ltd	Australia	100
Metso Paper Service SA	France	100
Metso Paper Skandinavien AB	Sweden	100
Metso Paper South Africa (Pty) Ltd	South Africa	100
Metso Paper Sundsvall AB	Sweden	100
Metso Paper Turku Works Oy	Finland	100
Metso Paper USA Inc.	United States	100
Metso Paper Valkeakoski Oy	Finland	100
Metso Paper ZAO	Russia	100
Metso PaperChem GmbH	Germany	100
Metso PaperChem Oy	Finland	100
Metso Positioner Manufacturing Oy	Finland	100
Metso Powdermet AB	Sweden	100
Metso Powdermet Oy	Finland	100
Metso Refiner Segments AB	Sweden	100
Metso Screen Plates AB	Sweden	100
Metso Svenska AB	Sweden	100
Metso USA Inc.	United States	100

5

Name	Country of Incorporation	Ownership %

Metso Valve Manufacturing Oy	Finland	100
Midi Machinery SA(5)	Switzerland	100
Neles Automation CA	Venezuela	100
Neles Controls Ltd	United Kingdom	100
Neles-Jamesbury Inc.	United States	100
Nordberg Mills (Sweden) AB	Sweden	100
Norsalta Ltd	United Kingdom	100
Orion Pumps Ltd	United Kingdom	100
Oy Skega AB	Finland	100
Paper Mill Service Kauttua Oy(1)	Finland	100
Pinaltek Oy	Finland	100
Porin Hallintopalvelut Oy	Finland	100
PT Metso Automation	Indonesia	100
PT Metso Paper Indonesia Ltda	Indonesia	100
Qualico Prozessuberwachungssysteme GmbH(6)	Germany	100
Roval S.A.R.L.	France	100
Sako Kiinteistöt Oy	Finland	100
Sala (UK) Ltd	United Kingdom	100
Scandinavian Mill Service A/S	Norway	100
Scandinavian Mill Service AB	Sweden	100
Scandinavian Mill Service Czech s.r.o	Czech Republic	100
Scandinavian Mill Service Oy	Finland	100
SFR Stg 1626 KB	Sweden	100
Skega Ltd	United Kingdom	100
Skega (Pty) Ltd	South Africa	100
StoneL Corporation	United States	100
Svedala (Malaysia) Sdn Bhd	Malaysia	100
Svedala (Philippines) Inc	The Philippines	100
Svedala Barmac Ltd	United Kingdom	100
Svedala de Mexico SA de CV	Mexico	100
Svedala Faco Ltda	Brazil	100
Svedala Holding SA de CV	Mexico	100
Svedala Inc	United States	100
Svedala Kran AB	Sweden	100
Svedala Lindemann Ltd	United Kingdom	100
Svedala LMV UK Ltd	United Kingdom	100
Svedala Loro Parisini SA	France	100
Svedala Ltd	United Kingdom	100
Svedala Manufacturing Sdn Bhd	Malaysia	100
Svedala MFG SA de CV	Mexico	100
Svedala Mining Supplies Pte Ltd	Singapore	100
Svedala Services Inc	United States	100
Svedala Singapore Pte Ltd	Singapore	100
Svedala Treasury SA	Switzerland	100
Tidco Croft Ltd	United Kingdom	100
Trellex Ltd	United Kingdom	100

6

Name	Country of Incorporation	Ownership %

Uhab Industrigummering AB	Sweden	81
Valmet (SEA) Pte. Ltd.	Singapore	100
Valmet Atlas plc(5)	United Kingdom	100
Valmet Automotive Oy	Finland	90
Valmet Converting Center GmbH(5)	Germany	100
Valmet Converting FraBeLux S.A.R.L.(5)	France	100
Valmet Converting Iberica S.A.(5)	Spain	100
Valmet Converting Inc.	United States	100
Valmet Converting PLC	United Kingdom	100
Valmet Defibrator A/S	Norway	100
Valmet Dura Oy	Finland	60
Valmet Dura USA Inc.	United States	60
Valmet Flootek AB	Sweden	100
Valmet General Ltd(5)	United Kingdom	100
Valmet Rotomec S.p.A(5)	Italy	100
Valmet Trading Co., Ltd (Shanghai)	P.R. China	100
Valvcon Corporation	United States	100
VVN Solutions GmbH	Germany	51
W.S.Tyler Inc.(7)	United States	100
Weda Pump (UK) Ltd	United Kingdom	100
ZAO Metso Minerals (CIS)	Russia	100
ZAO Metso Minerals (Leasing CIS)	Russia	100
ZAO Metso Minerals (Rus DC)	Russia	100
ZAO Metso Minerals (Ural)	Russia	100

(1)	Acquired on January 31, 2004.
(2)	Merged into Jamesbury de Mexico SA de CV in January 2004.
(3)	Liquidated in February 2004.
(4)	Merged into Metso Minerals (Norway) A/S on January 1, 2004.
(5)	Sold on January 30, 2004.
(6)	Liquidated in February 2004.
(7)	Merged into Metso Minerals Industries Inc. on January 1, 2004.

7